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PPG Industries                              PPG Industries, Inc.
                                            One PPG Place
                                            Pittsburgh, Pennsylvania 15272 USA
                                            Telephone (412) 434-2342
                                            Fax (412) 434-3700
                                            fheinemann@ppg.com

                                            Frank W. Heinemann
                                            Director Manufacturing & Applied
                                            Technology, Optical Products


April 11, 2003

Ms. Janice K. Mahon
Vice President of Technology Commercialization
Universal Display Corporation
375 Phillips Boulevard
Ewing, NJ 08618

RE: UDC - PPG Development and License Agreement (October 1, 2000) - Third Amendment

Dear Janice:

At the request of Universal Display Corporation (UDC), PPG is willing to add [The confidential material contained herein has been omitted and has been separately filed with the Commission.] additional [The confidential material contained herein has been omitted and has been separately filed with the Commission.] materials [The confidential material contained herein has been omitted and has been separately filed with the Commission.] to the list of [The confidential material contained herein has been omitted and has been separately filed with the Commission.] Chemicals manufactured by PPG and supplied to UDC under the above subject Agreement. Attachment A is hereby amended to include the listing of these materials (copy attached).

Upon acceptance by UDC, please sign both originals retaining one for your files and returning the other to my attention.

Best regards,

Frank W. Heinemann
--------------------------------------------
Frank W. Heinemann

ACKNOWLEDGED AND AGREED TO:

Universal Display Corporation.

By:   Janice K. Mahon
      --------------------------------------

Print Name:  Janice K. Mahon
             -------------------------------
Title:  V.P. of Technology Commercialization



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                                  ATTACHMENT A

[The confidential material contained herein has been omitted and has been separately filed with the Commission.]